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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - November 18, 2003
                                                         -----------------


                        NORTH FORK BANCORPORATION, INC.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                        1-10458                 36-3154608
         --------                        -------                 ----------
 State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



275 Broadhollow Road
Melville, New York                                       11747
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:          (631) 844-1004
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ITEM 9.    Regulation FD Disclosure
-----------------------------------

     North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will be presenting at the Merrill Lynch Banking and Financial Services Investor Conference on Wednesday, November 19 at 4:20 p.m.
(ET). Merrill Lynch has established a webcast for interested parties to view or listen to the presentation.

The webcast can be accessed by visiting North Fork's website at
http://www.northforkbank.com and click on Merrill Lynch Conference Webcast -
----------------------------              ----------------------------------
November 19, 2003. A printable version of the presentation slide show will also
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be available on the North Fork website.


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 18, 2003








NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy


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Daniel M. Healy
Executive Vice President
Chief Financial Officer


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